UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 2005

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                                 ACCELRYS, INC.
             (Exact name of registrant as specified in its charter)
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         Delaware                         0-27118               33-0557266
(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

10188 Telesis Court, San Diego, California                       92121-1761
 (Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (858) 799-5000

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

On October 4, 2005, Accelrys, Inc. (the "Company") entered into a Separation Agreement and Mutual Release ("Separation Agreement") with Mahesh Krishnamurthy, who had served as Senior Vice President of Corporate Development for the Company. Mr. Krishnamurthy's employment with the Company terminated on August 15, 2005.

Pursuant to the terms of the Separation Agreement, Mr. Krishnamurthy will receive the sum of one hundred and seventeen thousand five hundred dollars ($117,500), less applicable withholdings. In addition, the Company will reimburse Mr. Krishnamurthy for up to six months of premiums paid under COBRA for medical, dental and vision insurance coverage. The Separation Agreement provides a mutual release of claims.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the full and complete terms of the Separation Agreement, a copy of which is attached hereto as Exhibit 1.011 and is hereby incorporated by reference into this Item 1.011.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

1.011 Separation Agreement and Mutual Release between Mahesh Krishnamurthy and Accelrys, Inc., dated October 4, 2005.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       ACCELRYS, INC.

                                                By:    /s/ David Sankaran
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                                                Name:  David Sankaran
                                                Title: Senior Vice President and
                                                       Chief Financial Officer
Date: 10/7/2005



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                                  EXHIBIT INDEX

Exhibit Number         Description
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1.011                  Separation Agreement dated 10/4/2005